UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2017

Park Hotels & Resorts Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37795	36-2058176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Tysons Blvd., Suite 1000 McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

(703) 584-7979

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Executive Incentive Programs

On February 23, 2017, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Park Hotels & Resorts Inc. (the “Company”) adopted and approved the Park Hotels & Resorts Inc. Executive Short-Term Incentive Program (the “STIP”) and the Park Hotels & Resorts Inc. Executive Long-Term Incentive Program (the “LTIP”). The STIP and the LTIP, which are two separate programs, are each effective as of February 23, 2017.

All awards under the STIP and the LTIP will be granted under the Company’s existing, stockholder-approved 2017 Omnibus Incentive Plan (the “Omnibus Plan”). Company executives designated at the level of senior vice president and above who are members of the Company’s executive committee or are subject to Section 16 of the Securities Exchange Act of 1934, as amended, are eligible to participate in both the STIP and the LTIP unless otherwise determined by the Compensation Committee.

STIP

Each fiscal year, the Compensation Committee will determine a target bonus (the “Target Bonus”) for each such participant. Unless otherwise determined by the Compensation Committee, the Target Bonus for each participant (other than the Company’s Chief Executive Officer (the “CEO”)) will be up to 75% (for officers at the senior vice president level) or up to 100% (for officers at the executive vice president level) of his or her base salary, with the actual bonus range that may be earned by each participant being determined by the Compensation Committee each fiscal year. Pursuant to that certain Executive Employment Agreement, dated April 26, 2016, by and between Thomas J. Baltimore, Jr. and the Company (the “CEO Employment Agreement”), the Target Bonus for the CEO will be 150% of his base salary, with the actual bonus range that may be earned by Mr. Baltimore ranging from 75% to 225% of his base salary.

Annual STIP bonuses will be earned based on the achievement of both individual and Company performance objectives each fiscal year, as follows: (i) 25% (for officers at the senior vice president level), 20% (for officers at the executive vice president level) or 10% (for the CEO) of the bonus will be earned based on the achievement of individual performance objectives; and (ii) the remainder of the bonus will be earned based on the achievement of corporate performance objectives determined by the Compensation Committee at the beginning of such fiscal year. Individual objectives will be approved and scored by the Compensation Committee for the CEO and by the immediate supervisor for each other participant (with the CEO having the authority to revise any individual objectives or the scoring of such objectives for participants for whom the CEO is not the immediate supervisor). Corporate objectives will be approved and scored by the Compensation Committee.

To receive an award, participants must be employed by the Company through December 31 of the relevant fiscal year. Notwithstanding the foregoing, in the event of a participant’s termination of employment prior to December 31 of the relevant fiscal year (i) due to death or “disability” (as defined in the Omnibus Plan), the participant will receive a bonus for such fiscal year based on achievement of target performance but prorated for the actual days worked during such year, and (ii) due to “retirement” (as defined in the STIP), the participant will receive a bonus for such fiscal year based on actual achievement but prorated for the actual days worked during such year. In the event of a participant’s termination of employment by the Company for “cause” (as defined in the Omnibus Plan) following the end of the relevant fiscal year but prior to the payment of STIP bonuses for such fiscal year, the participant will forfeit his or her right to receive in an annual STIP bonus for such fiscal year.

A copy of the STIP is being filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by this reference. The foregoing description of the terms of the STIP and the STIP itself are qualified in their entirety by reference to the full text of the STIP.

LTIP

Each fiscal year, the Compensation Committee will also determine an aggregate target value (the “Aggregate Target Value”) for each participant. Unless otherwise determined by the Compensation Committee, the Aggregate Target Value for each participant (other than the CEO) will be up to 100% (for officers at the senior vice president level) or up to 200% (for officers at the executive vice president level) of his or her base salary. Pursuant to the CEO Employment Agreement, the Aggregate Target Value for the CEO will be equal to at least $3,500,000, as determined each year by the Compensation Committee.

For each fiscal year, the Aggregate Target Value for each participant is allocated such that (i) 50% of the value is granted in the form of a time-based award consisting of shares of restricted stock (“RSAs”) and (ii) 50% of the value is granted in the form of a performance-based award consisting of performance-based restricted stock units (“PSUs”). The terms of each RSA award and PSU award are described below.

•	Each fiscal year’s RSA award will vest ratably on each of the first three anniversaries of the grant date, subject to the continued employment of the participant through the applicable vesting date. In the event of a participant’s termination of employment (i) without “cause” (as defined in the Omnibus Plan) or due to “retirement” (as defined in the LTIP) after the first anniversary of the grant date, all of the remaining unvested shares will become vested, (ii) without cause within 12 months following a “change in control” (as defined in the LTIP), all of the remaining unvested shares will become vested, and (iii) due to death or “disability” (as defined in the Omnibus Plan), a prorated amount of the shares will vest based on the actual days worked during the performance period. With respect to the CEO’s RSA awards, the vesting upon termination of employment will be as set forth in the CEO Employment Agreement. Participants will receive dividends on the RSAs at the same time that regular dividend payments are made on the Company’s common stock.

•	Each fiscal year’s PSU award will vest, if at all, based on the Company’s total shareholder return relative to the total shareholder returns of the companies that comprise the FTSE NAREIT Lodging Resorts Index and that have a market capitalization in excess of $1 billion as of the first day of the applicable performance period, in each case over a three-year performance period beginning on January 1 of the fiscal year of such grant (or, in the case of the PSU awards made during 2017, January 4, 2017, which was the Company’s first day as a separate public company) (each a “Performance Period”), subject to the participant’s continued employment through the end of the Performance Period. The number of PSUs that may become vested will range from 0% to 200% of the number of PSUs granted to the participant, based on the level of achievement of the foregoing performance measure, as determined by the Compensation Committee. In the event of a participant’s termination of employment (i) without cause, due to retirement or due to death or disability, a prorated amount of the PSUs will vest based on the actual days worked during the Performance Period (and calculated based on actual performance through the end of the Performance Period) and (ii) without cause within 12 months following a change in control, the PSUs will vest based on actual performance through the end of the Performance Period and will not be prorated based on actual days worked during the Performance Period, provided that if the PSUs are not substituted or assumed following a change in control, then the PSUs will vest on the day immediately prior to the consummation of such change in control based on actual performance through such day. With respect to the CEO’s PSU awards, the vesting upon termination of employment will be as set forth in the CEO Employment Agreement. After the end of the Performance Period once the Compensation Committee has determined total shareholder return performance and the actual number of PSUs that have vested based on such performance, participants will receive accrued dividends on the shares underlying the vested PSUs based on each regular cash dividend declared on the Company’s common stock during the Performance Period.

A copy of the LTIP, form of CEO Performance Stock Unit Award Agreement, form of CEO Restricted Stock Award Agreement, form of Executive Performance Stock Unit Award Agreement and form of Executive Restricted Stock Award Agreement are being filed as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K, and each is incorporated herein by this reference. The foregoing description of the terms of the LTIP and the LTIP itself are qualified in their entirety by reference to the full text of the LTIP and such award agreements.

LTIP Transition Awards

In connection with the adoption of the LTIP, the Compensation Committee also approved certain transition awards (the “Transition Awards”), including to each of Thomas J. Baltimore, Jr., Sean M. Dell’Orto, Thomas C. Morey, Robert D. Tanenbaum and Matt A. Sparks (the “Transition Award Recipients”), to ensure that each such individual maintains an appropriate level of overall long-term compensation during the initial two-year “phasing in” period of the LTIP.

Each one-time Transition Award is comprised of an additional grant to each Transition Award Recipient equal to 75% of the Aggregate Target Value that such Transition Award Recipient was awarded pursuant to his or her 2017 LTIP award described above. Each Transition Award Recipient’s Transition Award value (i.e., 75% of their Aggregate Target Value for the regular 2017 LTIP awards) is allocated such that (i) 33.34% of such value will be delivered as RSAs that will vest ratably on each of the first two anniversaries of the grant date, and (ii) 66.66% of such value will be delivered as PSUs that will vest, if at all, based on the Company’s total shareholder return relative to the total shareholder returns of the companies that comprise the FTSE NAREIT Lodging Resorts Index and that have a market capitalization in excess of $1 billion as of January 4, 2017, in each case over a two-year performance period commencing on January 4, 2017 and ending on January 3, 2019, subject to such Transition Award Recipient’s continued employment with the Company through the end of such period (except as otherwise provided in the applicable award agreement). The number of PSUs granted pursuant to a Transition Award that may become vested will range from 0% to 200% of the number of PSUs granted to the Transition Award Recipient, based on the level of achievement of the foregoing performance measure, as determined by the Compensation Committee. The Transition Awards otherwise generally have the same terms as the regular annual RSA awards and PSU awards described above.

Equity Award to CFO

The Compensation Committee also approved an additional one-time grant of RSAs to Sean M. Dell’Orto, the Company’s Executive Vice President – Chief Financial Officer and Treasurer, with a value of $1,000,000, which RSAs will be granted on March 3, 2017 and will vest ratably on each of the first three anniversaries of the grant date. The RSA award to Mr. Dell’Orto is otherwise on the same general terms and conditions described above with respect to annual RSA awards granted under the LTIP.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Park Hotels & Resorts Inc. Executive Short-Term Incentive Program

10.2	Park Hotels & Resorts Inc. Executive Long-Term Incentive Program

10.3	Form of CEO Performance Stock Unit Award Agreement

10.4	Form of CEO Restricted Stock Award Agreement

10.5	Form of Executive Performance Stock Unit Award Agreement

10.6	Form of Executive Restricted Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Park Hotels & Resorts Inc.

Date: March 1, 2017	By:	/s/ Sean M. Dell’Orto
Sean M. Dell’Orto
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

10.1	Park Hotels & Resorts Inc. Executive Short-Term Incentive Program

10.2	Park Hotels & Resorts Inc. Executive Long-Term Incentive Program

10.3	Form of CEO Performance Stock Unit Award Agreement

10.4	Form of CEO Restricted Stock Award Agreement

10.5	Form of Executive Performance Stock Unit Award Agreement

10.6	Form of Executive Restricted Stock Award Agreement